EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned does hereby constitute J. Donald Rose or Geoffrey P. Gold his or her true and lawful attorney-in-fact with full power to execute in the name of such person, in his or her capacity as Director, and to file, this Registration Statement on Form S-8 and any and all amendments thereto as the Registrant deems appropriate, and generally to do all such things in the name and on behalf of such person, in his or her capacity as Director to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, and hereby ratifies and confirms the signature of such person as it may be signed by such attorney-in-fact to this Registration Statement and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 2005.


Signature                                    Title
---------                                    -----


/s/ G. Bernard Coulombe                      Director
-----------------------
G. Bernard Coulombe

                                POWER OF ATTORNEY

     The undersigned does hereby constitute J. Donald Rose or Geoffrey P. Gold his or her true and lawful attorney-in-fact with full power to execute in the name of such person, in his or her capacity as Director, and to file, this Registration Statement on Form S-8 and any and all amendments thereto as the Registrant deems appropriate, and generally to do all such things in the name and on behalf of such person, in his or her capacity as Director to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, and hereby ratifies and confirms the signature of such person as it may be signed by such attorney-in-fact to this Registration Statement and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 2005.


Signature                                    Title
---------                                    -----


/s/ John W. Crow                             Director
----------------
John W. Crow

                                POWER OF ATTORNEY

     The undersigned does hereby constitute J. Donald Rose or Geoffrey P. Gold his or her true and lawful attorney-in-fact with full power to execute in the name of such person, in his or her capacity as Director, and to file, this Registration Statement on Form S-8 and any and all amendments thereto as the Registrant deems appropriate, and generally to do all such things in the name and on behalf of such person, in his or her capacity as Director to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, and hereby ratifies and confirms the signature of such person as it may be signed by such attorney-in-fact to this Registration Statement and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 2005.


Signature                                    Title
---------                                    -----


/s/ Robert M. Franklin                       Director
----------------------
Robert M. Franklin

                                POWER OF ATTORNEY

     The undersigned does hereby constitute J. Donald Rose or Geoffrey P. Gold his or her true and lawful attorney-in-fact with full power to execute in the name of such person, in his or her capacity as Director, and to file, this Registration Statement on Form S-8 and any and all amendments thereto as the Registrant deems appropriate, and generally to do all such things in the name and on behalf of such person, in his or her capacity as Director to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, and hereby ratifies and confirms the signature of such person as it may be signed by such attorney-in-fact to this Registration Statement and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 2005.


Signature                                   Title
---------                                   -----


/s/ Graham Farquharson                      Director
----------------------
Graham Farquharson

                                POWER OF ATTORNEY

     The undersigned does hereby constitute J. Donald Rose or Geoffrey P. Gold his or her true and lawful attorney-in-fact with full power to execute in the name of such person, in his or her capacity as Director, and to file, this Registration Statement on Form S-8 and any and all amendments thereto as the Registrant deems appropriate, and generally to do all such things in the name and on behalf of such person, in his or her capacity as Director to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, and hereby ratifies and confirms the signature of such person as it may be signed by such attorney-in-fact to this Registration Statement and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 2005.


Signature                                    Title
---------                                    -----


/s/ David S. Karpin                          Director
 ------------------
David S. Karpin

                                POWER OF ATTORNEY

     The undersigned does hereby constitute J. Donald Rose or Geoffrey P. Gold his or her true and lawful attorney-in-fact with full power to execute in the name of such person, in his or her capacity as Director, and to file, this Registration Statement on Form S-8 and any and all amendments thereto as the Registrant deems appropriate, and generally to do all such things in the name and on behalf of such person, in his or her capacity as Director to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, and hereby ratifies and confirms the signature of such person as it may be signed by such attorney-in-fact to this Registration Statement and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 2005.


Signature                                    Title
---------                                    -----


/s/ Alan R. McFarland                        Director
 ---------------------
Alan R. McFarland

                                POWER OF ATTORNEY

     The undersigned does hereby constitute J. Donald Rose or Geoffrey P. Gold his or her true and lawful attorney-in-fact with full power to execute in the name of such person, in his or her capacity as Director, and to file, this Registration Statement on Form S-8 and any and all amendments thereto as the Registrant deems appropriate, and generally to do all such things in the name and on behalf of such person, in his or her capacity as Director to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, and hereby ratifies and confirms the signature of such person as it may be signed by such attorney-in-fact to this Registration Statement and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 2005.


Signature                                    Title
---------                                    -----


 /s/ Edythe A. Parkinson-Marcoux             Director
 -------------------------------
 Edythe A. Parkinson-Marcoux

                                POWER OF ATTORNEY

     The undersigned does hereby constitute J. Donald Rose or Geoffrey P. Gold his or her true and lawful attorney-in-fact with full power to execute in the name of such person, in his or her capacity as Director, and to file, this Registration Statement on Form S-8 and any and all amendments thereto as the Registrant deems appropriate, and generally to do all such things in the name and on behalf of such person, in his or her capacity as Director to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, and hereby ratifies and confirms the signature of such person as it may be signed by such attorney-in-fact to this Registration Statement and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 2005.


Signature                                    Title
---------                                    -----


/s/ Vernon F. Taylor III                    Director
-------------------------
Vernon F. Taylor III

                                POWER OF ATTORNEY

     The undersigned does hereby constitute J. Donald Rose or Geoffrey P. Gold his or her true and lawful attorney-in-fact with full power to execute in the name of such person, in his or her capacity as Director, and to file, this Registration Statement on Form S-8 and any and all amendments thereto as the Registrant deems appropriate, and generally to do all such things in the name and on behalf of such person, in his or her capacity as Director to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, and hereby ratifies and confirms the signature of such person as it may be signed by such attorney-in-fact to this Registration Statement and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of April, 2005.


Signature                                    Title
---------                                    -----


/s/ William G. Wilson                        Director
---------------------
William G. Wilson